SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant  /x/   Filed by a Party other than the Registrant /  /

Check the appropriate box:
 /x/ Preliminary Proxy Statement  / / Confidential, for Use of the Commission
                                      Only (as permitted by Rule 14a-6(e)(2))
 / / Definitive Proxy Statement
 / / Definitive Additional Materials
 / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           AT&T Capital Corporation
                         Capita Preferred Funding L.P.
                             Capita Preferred Trust
             (Names of Registrants as Specified In Their Charters)


   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 /x/ No fee required.
 / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

 / / Fee paid previously with preliminary materials.
 / / Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

[Company Logo]    OFFER TO PURCHASE AND CONSENT SOLICITATION

                           AT&T CAPITAL CORPORATION
                          OFFER TO PURCHASE FOR CASH
                            Any and All Outstanding
                            CAPITA PREFERRED TRUST
            9.06% Trust Originated Preferred Securities ("TOPrS")
             (Liquidation Amount $25 per Trust Preferred Security)
                               CUSIP # 139710206
                  at a Price of $______ per Security

                           _________________________

         THE OFFER AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________ ___, 1998, UNLESS THE OFFER IS EXTENDED

         AT&T Capital Corporation, a Delaware corporation ("AT&T Capital"), invites the holders of 9.06% Trust Originated Preferred Securities
("TOPrS ") (liquidation amount $25 per Trust Preferred Security) ("Trust Preferred Securities" or "Securities") of Capita Preferred Trust, a statutory business trust formed under the laws of the State of Delaware and an affiliate of AT&T Capital (the "Trust"), to tender any and all of their Trust Preferred Securities for purchase at the purchase price of $____ per Security (the "Purchase Price"), plus an amount equal to any accrued and unpaid distribution accumulated on each tendered Security up to but not including the Payment Date (as defined herein), net to the seller in cash, upon the terms and subject to the conditions set forth in this Offer to Purchase and Consent Solicitation and the related Letter of Transmittal and Consent (which together constitute the "Offer"). AT&T Capital will purchase any and all Securities validly tendered and not withdrawn, upon the terms and subject to the conditions of the Offer, including the receipt by AT&T Capital of Consents to the Proposed Amendments (each as defined below) from holders as of the Record Date (as defined herein) of Securities representing at least a majority in liquidation amount of all of the outstanding Trust Preferred Securities (the "Requisite Consent Condition"). See "Terms of the Offer-- Certain Conditions of the Offer" and "Terms of the Offer--Extension of Tender Period; Termination; Amendments."

         In conjunction with the Offer, AT&T Capital hereby solicits consents (each, a "Consent") from the holders of Trust Preferred Securities as of __________ ___, 1998 (the "Record Date") to proposed amendments (the "Proposed Amendments") to (i) the Amended and Restated Limited Partnership Agreement (the "Limited Partnership Agreement"), pursuant to which partnership preferred securities ("Partnership Preferred Securities") representing limited partnership interests of Capita Preferred Funding L.P., a Delaware limited partnership (the "Partnership") were issued, and which relevant amendments will provide for an early redemption of the Partnership Preferred Securities as described herein, and (ii) the indentures (the "Indentures"), pursuant to which three debentures (the "Debentures") have been issued by AT&T Capital and two of its wholly owned subsidiaries (such subsidiaries, the "Subsidiary Issuers"), respectively, and which relevant amendments will provide for an early redemption of such Debentures as described herein. The proper tender of Trust Preferred Securities by holders as of the Record Date shall constitute the giving of a Consent by such holders with respect to their tendered Trust Preferred Securities. Holders of Trust Preferred Securities who acquire such Trust Preferred Securities after the Record Date shall have the right to tender their Trust Preferred Securities pursuant to the Offer, but shall not have the right to provide Consents. A holder of Trust Preferred Securities as of the Record Date will be permitted to provide such holder's Consent even if such holder does not tender Trust Preferred Securities pursuant to the Offer. No separate payments will be made for Consents. See "The Consent Solicitation."

         AT&T Capital will pay to a Soliciting Dealer (as defined herein) a solicitation fee for each Trust Preferred Security tendered, accepted for payment and paid for pursuant to the Offer, subject to certain conditions. See "Solicitation Fees, Other Fees and Expenses."

         Concurrently with AT&T Capital's purchase of Trust Preferred Securities tendered pursuant to the Offer and adoption of the Proposed Amendments, AT&T Capital will and hereby does exercise its (and will and hereby does cause each of the Subsidiary Issuers and the Partnership to exercise their respective) optional redemption rights under the Indentures and the Limited Partnership Agreement (each as amended by the Proposed Amendments), which in turn will cause the optional redemption of any and all Trust Preferred Securities that have not been validly tendered in the Offer. Holders of Trust Preferred Securities who do not tender their Securities in the Offer will receive a redemption price of $____ per Security (the "Redemption Price"), plus an amount equal to any accrued and unpaid distribution accumulated on each redeemed Security up to but not including the Payment Date, net to the seller in cash. The Redemption Price is less than the Purchase Price being offered by AT&T Capital for the tender of Securities in the Offer. If holders of Securities fail to validly tender their Securities in the Offer and, upon the terms and conditions of the Offer, AT&T Capital accepts for payment and purchases Securities tendered pursuant to the Offer, such non-tendering holders will only receive the Redemption Price, plus accrued and unpaid distributions thereon, for Securities that have not been validly tendered in the Offer. See "The Consent Solicitation--Optional Redemption of Non-Tendered Securities."

         The Trust was created and exists for the sole purpose of issuing the Trust Preferred Securities and common securities (all of which are owned by AT&T Capital) and engaging in the activities described below. The Trust's assets consist exclusively of the Partnership Preferred Securities. AT&T Capital is the sole general partner of the Partnership (in such capacity, the "General Partner"). The Partnership's assets consist exclusively of the Debentures and a limited amount of U.S. government obligations and commercial paper of persons not affiliated with AT&T Capital which meet certain eligibility criteria (the "Eligible Debt Securities"). The payment of distributions by each of the Trust and the Partnership have been guaranteed by AT&T Capital, to the extent the Trust and the Partnership have funds available therefor.
                          _________________________

         THIS TRANSACTION HAS NEITHER BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") NOR BY ANY STATE SECURITIES COMMISSION. THE COMMISSION HAS NOT PASSED UPON THE FAIRNESS OR MERITS OF THIS TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE

INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
               _________________________

         NEITHER AT&T CAPITAL, THE SUBSIDIARY ISSUERS, THE TRUST, THE PARTNERSHIP, THEIR RESPECTIVE BOARD OF DIRECTORS OR TRUSTEES OR GENERAL PARTNER, NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY HOLDER OF TRUST PREFERRED SECURITIES AS TO WHETHER TO TENDER ANY OR ALL SECURITIES OR TO CONSENT TO THE PROPOSED AMENDMENTS. EACH HOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SECURITIES AND, IF SO, HOW MANY SECURITIES TO TENDER, OR TO CONSENT TO THE PROPOSED AMENDMENTS.

                           _________________________

         This Offer to Purchase and Consent Solicitation is first being mailed on or about _________ __, 1998.

                           _________________________

                     The Dealer Manager for the Offer is:
                              MERRILL LYNCH & CO.

   The date of this Offer to Purchase and Consent Solicitation is __________ ___, 1998.

  "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co., Inc.

                                   IMPORTANT

         Any beneficial owner of Trust Preferred Securities desiring to accept the Offer and tender all or any portion of its Securities should contact the relevant participant (i.e., a custodian bank, depositary, broker, trust company or other nominee) (such participant, a "DTC Participant") of The Depository Trust Company ("DTC") through which such owner holds its Trust Preferred Securities promptly and instruct such DTC Participant to tender on such beneficial owner's behalf pursuant to the procedures described herein. See "Terms of the Offer--Procedures for Tendering Securities."

         A proper tender of Trust Preferred Securities pursuant to the procedures outlined under "Terms of the Offer--Procedures for Tendering Securities" by holders of Trust Preferred Securities as of the Record Date shall also constitute the giving of a Consent by such holders with respect to such Trust Preferred Securities. See "The Consent Solicitation--Procedures for Consenting." All of the Trust Preferred Securities currently held through DTC have been issued in the form of a global certificate or certificates registered in the name of Cede & Co., DTC's nominee (the "Global Certificates"). Upon consummation of the Offer and the transactions contemplated thereby (including the exercise of the amended optional redemption rights with respect to the Debentures and the Partnership Preferred Securities), the aggregate principal amount of the Global Certificates shall be reduced to zero, representing the purchase and/or redemption of all outstanding Trust Preferred Securities.

         Tendering holders of Trust Preferred Securities are not obligated to pay brokerage fees or commissions to the Dealer Manager (as defined below), the Depositary, the Information Agent (as defined below) or AT&T Capital.
                           _________________________

         No dealer, salesperson or other person has been authorized to give information or to make any representation not contained in this Offer to Purchase and Consent Solicitation and the related Letter of Transmittal and Consent and, if given or made, such information or representation may not be relied upon as having been authorized by AT&T Capital and its affiliates, including the Trust or the Partnership.
                           _________________________

         THIS OFFER TO PURCHASE AND CONSENT SOLICITATION CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO EITHER A TENDER OF SECURITIES OR A CONSENT TO THE PROPOSED AMENDMENTS.
                           _________________________

         Questions or requests for assistance may be directed to Georgeson & Company Inc. (the "Information Agent") or to Merrill Lynch & Co. ("Merrill Lynch" or the "Dealer Manager") at their respective telephone numbers and addresses set forth on the back cover of this Offer to Purchase and Consent Solicitation. Requests for additional copies of this Offer to Purchase and Consent Solicitation, a Letter of Transmittal and Consent or other tender offer or consent materials may be directed to the Information Agent, and such copies will be furnished promptly at AT&T Capital's expense. Holders of Trust Preferred Securities may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

                               Table of Contents

                                                                          Page


SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7

TERMS OF THE OFFER  . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
         Number of Securities; Purchase Price; Expiration Date  . . . . .   13
         Effect of Not Tendering Securities . . . . . . . . . . . . . . .   14
         Procedures for Tendering Securities  . . . . . . . . . . . . . .   14
         Withdrawal Rights  . . . . . . . . . . . . . . . . . . . . . . .   16
         Acceptance of Securities for Payment and Payment of Purchase
                 Price  . . . . . . . . . . . . . . . . . . . . . . . . .   17
         Certain Conditions of the Offer  . . . . . . . . . . . . . . . .   18
         Extension of Tender Period; Termination; Amendments  . . . . . .   20

THE CONSENT SOLICITATION  . . . . . . . . . . . . . . . . . . . . . . . .   21
         The Solicitation . . . . . . . . . . . . . . . . . . . . . . . .   21
         Requisite Consents . . . . . . . . . . . . . . . . . . . . . . .   21
         Procedures for Consenting  . . . . . . . . . . . . . . . . . . .   22
         The Proposed Amendments  . . . . . . . . . . . . . . . . . . . .   23
         Optional Redemption of Non-Tendered Securities . . . . . . . . .   24

PURPOSE OF OFFER AND CONSENT SOLICITATION . . . . . . . . . . . . . . . .   24
         Reasons for Offer and Consent Solicitation . . . . . . . . . . .   24
         Effect of Offer and Consent Solicitation . . . . . . . . . . . .   25

PRICE RANGE OF SECURITIES; DISTRIBUTIONS  . . . . . . . . . . . . . . . .   25

CERTAIN FEDERAL INCOME TAX CONSEQUENCES . . . . . . . . . . . . . . . . .   26
         Sale of Trust Preferred Securities Pursuant to the Offer . . . .   27
         Redemption of Trust Preferred Securities . . . . . . . . . . . .   27
         Backup Withholding . . . . . . . . . . . . . . . . . . . . . . .   28
         State and Local Tax Consequences . . . . . . . . . . . . . . . .   28

SOURCE AND AMOUNT OF FUNDS  . . . . . . . . . . . . . . . . . . . . . . .   29

TRANSACTIONS AND AGREEMENTS CONCERNING THE SECURITIES . . . . . . . . . .   29

SOLICITATION FEES, OTHER FEES AND EXPENSES  . . . . . . . . . . . . . . .   29

CERTAIN INFORMATION REGARDING AT&T CAPITAL AND NEWCOURT . . . . . . . . .   30
         AT&T Capital . . . . . . . . . . . . . . . . . . . . . . . . . .   30
         Newcourt . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31

AVAILABLE INFORMATION; INCORPORATION OF DOCUMENTS BY REFERENCE  . . . . .   31

SUMMARY OF FINANCIAL INFORMATION  . . . . . . . . . . . . . . . . . . . .   32

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
ANNEXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1
         Annex A-1 -- The Proposed Amendment to AT&T Capital's Indenture

         Annex A-2 -- The Proposed Amendment to Subsidiary Issuers' Indentures
                  A-4
         Annex A-3 -- The Proposed Amendment to Limited Partnership Agreement

                                    SUMMARY

         The following summary is provided solely for the convenience of the holders of Trust Preferred Securities. This summary is not intended to be complete and is qualified in its entirety by reference to the full text and more specific details contained in this Offer to Purchase and Consent Solicitation and the related Letter of Transmittal and Consent and any amendments or supplements hereto or thereto. Holders of Trust Preferred Securities are urged to read this Offer to Purchase and Consent Solicitation and the related Letter of Transmittal and Consent in their entirety. Each of the capitalized terms used in this summary and not defined herein has the meaning set forth elsewhere in this Offer to Purchase and Consent Solicitation.

The Companies

  AT&T Capital and the
  Subsidiary Issuers  . . . .   AT&T Capital Corporation, a Delaware
                                  corporation, located at AT&T Capital
                                  Corporation, 44 Whippany Road, Morristown,
                                  New Jersey 07962.  AT&T Capital and the
                                  Subsidiary Issuers (AT&T Capital Leasing
                                  Services, Inc. and AT&T Capital Services
                                  Corporation, respectively) are the issuers of the Debentures owned by the Partnership. The First National Bank of Chicago, N.A., is the indenture trustee with respect to such Debentures (in such capacity, the "Indenture Trustee"). On January 12, 1998, Newcourt Credit Group Inc. ("Newcourt") acquired all of the issued and outstanding shares of AT&T Capital and AT&T Capital became an indirect wholly-owned subsidiary of Newcourt.

  The Trust . . . . . . . . .   Capita Preferred Trust is a Delaware
                                  statutory business trust. The sole assets of the Trust are the Partnership Preferred Securities. The First National Bank of Chicago, N.A., is the property trustee (in such capacity, the "Property Trustee") for the Trust.

  The Partnership . . . . . .   Capita Preferred Funding L.P. is a Delaware
                                  limited partnership.  As of the date
                                  hereof, the assets of the Partnership
                                  consist of the Debentures and the Eligible
                                  Debt Securities.  AT&T Capital is the sole
                                  General Partner of the Partnership and, in such capacity, is entitled to consent to the Proposed Amendments so long as the Requisite Consents are received from holders of Securities as of the Record Date.

The Offer

  Terms of the Offer  . . . .   AT&T Capital hereby offers to purchase any
                                  and all Trust Preferred Securities tendered by holders thereof at the Purchase Price, which is equal to $_____ per Security, plus an amount equal to any accrued and unpaid distribution accumulated on each tendered Security up to but not including the Payment Date, net to the seller in cash. As of the date hereof, there are 8,000,000 Securities outstanding.

  Expiration Date of the Offer  The Offer expires at 5:00 p.m., New York City time, on __________ ___, 1998, unless
                                  extended by AT&T Capital in its sole
                                  discretion (the "Expiration Date").
  Requisite Consents  . . . .   The Property Trustee holds title to the
                                  Partnership Preferred Securities for the benefit of the holders of Trust Preferred Securities. The Property Trustee is entitled to consent to the Proposed Amendments so long as Consents are received from holders as of the Record Date of Securities representing at least a majority in liquidation amount of all of the outstanding Trust Preferred Securities (such Consents, the "Requisite Consents").

  Conditions to the Offer . .   The Offer is conditioned on, among other
                                  things, the satisfaction of the Requisite
                                  Consent Condition, which requires AT&T
                                  Capital to receive Requisite Consents to the Proposed Amendments from holders of Securities as of the Record Date. See "Terms of the Offer--Certain Conditions of the Offer." The proper tender of Trust Preferred Securities by a holder as of the Record Date shall constitute the giving of a Consent by such holder with respect to such Trust Preferred Securities.

  Procedures for Tendering  .   All of the Trust Preferred Securities are
                                  held in book-entry form through the DTC
                                  Participants (i.e., a custodian bank,
                                  depositary, broker, trust company or other nominee). A beneficial owner who wishes to tender Securities pursuant to the Offer should promptly instruct the DTC

                                  Participant through which such beneficial
                                  owner holds its Securities to tender such
                                  Securities on behalf of such beneficial
                                  owner pursuant to the procedures described
                                  herein.  In order to provide Consents on
                                  behalf of beneficial owners of Securities
                                  not tendering, participants should complete
                                  and sign the Letter of Transmittal and mail
                                  or deliver such Letter of Transmittal to
                                  the Depositary.  See "Terms of the Offer--
                                  Procedures for Tendering Securities."  For
                                  further information, call the Information
                                  Agent or the Dealer Manager at their
                                  respective telephone numbers and addresses
                                  set forth on the back cover of this Offer
                                  to Purchase and Consent Solicitation or
                                  consult your broker, dealer, commercial
                                  bank, trust company or custodian for
                                  assistance.
  Withdrawal Rights . . . . .   Tendered Trust Preferred Securities may be
                                  withdrawn at any time until the Expiration
                                  Date and, unless previously accepted for payment, may also be withdrawn after __________ ___, 1998. See "Terms of the
                                  Offer--Withdrawal Rights."  The Consent
                                  accompanying any tendered Securities that are withdrawn will not be considered revoked unless the holder specifically revokes such Consent as described herein. See "The Consent Solicitation."

  Payment Date  . . . . . . .   Upon the terms and conditions of the Offer,
                                  AT&T Capital will accept for payment and will pay for all Securities validly tendered and not properly withdrawn promptly after the Expiration Date, which is expected to be within four business days of the Expiration Date (such date of payment, the "Payment Date").

The Consent Solicitation

  The Proposed Amendments . .   In conjunction with the Offer, AT&T Capital
                                  is soliciting consents from the holders of record of Trust Preferred Securities as of the Record Date to the Proposed Amendments, which consist of amendments to (i) the Limited Partnership Agreement providing for an early redemption of the Partnership Preferred Securities, and (ii) the Indentures providing for an early redemption of the Debentures (the "Consent Solicitation").

                                Currently, the Limited Partnership Agreement
                                  does not permit the Partnership Preferred
                                  Securities to be optionally redeemed prior to October 1, 2006, and the Indentures do not permit the Debentures to be optionally redeemed prior to September 30, 2006. As described under "The Consent Solicitation-- The Proposed Amendments," the Proposed Amendments will permit AT&T Capital, the Subsidiary Issuers and the Partnership to redeem their respective Debentures and the Partnership Preferred Securities immediately upon the effectiveness of the Proposed Amendments (without any further action required on their part).

Procedures for Consenting . .   The proper tender of Trust Preferred
                                  Securities by holders as of the Record Date shall constitute the giving of a Consent by such holders with respect to their tendered Trust Preferred Securities. Holders of Trust Preferred Securities who acquire such Trust Preferred Securities after the Record Date shall have the right to tender their Trust Preferred Securities pursuant to the Offer, but shall not have the right to provide Consents. A holder of Trust Preferred Securities as of the Record Date will be permitted to provide such holder's Consent even if such holder does not tender Trust Preferred Securities pursuant to the Offer. No separate payments will be made for Consents. See "The Consent Solicitation."

Record Date . . . . . . . . .   The Record Date with respect to the
                                  Securities is __________ __, 1998.

The Optional Redemption . . .   Concurrently with AT&T Capital's purchase of
                                  Securities tendered pursuant to the Offer and adoption of the Proposed Amendments, AT&T Capital will and hereby does exercise (and will and hereby does cause each of the Subsidiary Issuers and the Partnership to exercise) their respective optional redemption rights under the Indentures and the Limited Partnership Agreement (each as amended by the Proposed Amendments), which in turn will cause the optional redemption of any and all Trust Preferred Securities that have not been tendered in the Offer. Holders of Trust Preferred Securities who do not tender their Securities in the Offer will receive the Redemption Price of $____ per Security, plus an amount equal to any accrued and unpaid distribution accumulated on each redeemed Security up to but not including the Payment Date, net to the seller in cash. The Redemption Price is less than the Purchase Price being offered by AT&T Capital for the tender of Securities in the Offer. If holders of Securities fail to validly tender their Securities in the Offer and, AT&T Capital obtains the Requisite Consents upon the terms and conditions of the Offer, AT&T Capital accepts for payment and purchases
                                  Securities tendered pursuant to the Offer, such non-tendering holders will only receive the Redemption Price, plus accrued and unpaid distributions thereon, for Securities that have not been validly tendered in the Offer. See "The Consent Solicitation--Optional Redemption of Non-Tendered Securities."

Purpose of the Offer and
Consent Solicitation  . . . .   The purpose of the Offer is to acquire all of
                                  the issued and outstanding Trust Preferred
                                  Securities.  The purpose of the Consent
                                  Solicitation is to cause the adoption of the Proposed Amendments. Concurrent with the adoption of the Proposed Amendments, the Debentures and the Partnership Preferred Securities will be optionally redeemed, which in turn will cause the optional redemption of any and all Trust Preferred Securities that have not been tendered in the Offer. Following the receipt of the Requisite Consents consummation of the Offer and the Consent Solicitation in accordance with their respective terms, there will not be any Trust Preferred Securities that remain outstanding. See "Purpose of Offer and Consent Solicitation."

Solicitation Fees . . . . . .   AT&T Capital will pay to Soliciting Dealers
                                  designated by the beneficial owner of the Securities validly tendered and accepted pursuant to the Offer a solicitation fee equal to $0.375 per Security tendered for cash (except in the case of transactions equal to or exceeding 10,000 Securities, AT&T Capital will only pay $0.250 per

                                  Security tendered for cash, of which 80% shall be paid to Merrill Lynch and 20% to the designated Soliciting Dealer (which may be Merrill Lynch)). In cases where no Soliciting Dealer is designated, the Dealer Manager will be paid 100% of the applicable Soliciting Dealer Fee. Soliciting Dealers are not entitled to a solicitation fee for any Securities beneficially owned by such Soliciting Dealers. See "Solicitation Fees, Other Fees and Expenses."

Further Information . . . . .   Additional copies of this Offer to Purchase
                                  and Consent Solicitation and the Letter of Transmittal and Consent may be obtained by contacting the Information Agent at its address and telephone number set forth on the back cover of this Offer to Purchase and Consent Solicitation. Questions about the Offer should be directed to the Dealer Manager, at its address and telephone number set forth on the back cover of this Offer of Purchase and Consent Solicitation. Copies of the other documents incorporated by reference herein may be obtained as described below under "Available Information; Incorporation of Documents by Reference."

                              TERMS OF THE OFFER

Number of Securities; Purchase Price; Expiration Date

     Upon the terms and subject to the conditions described herein and in the related Letter of Transmittal and Consent, AT&T Capital will purchase any and all Securities that are validly tendered on or prior to the Expiration Date (and not properly withdrawn in accordance with "Terms of the Offer-- Withdrawal Rights") at the Purchase Price, which is equal to $_____ per Security, plus an amount equal to any accrued and unpaid distribution accumulated on each tendered Security up to but not including the Payment Date, net to the seller in cash. As of the date hereof, there are 8,000,000 Securities outstanding.

     In conjunction with the Offer, AT&T Capital is also soliciting Consents from the holders of Securities as of the Record Date to the Proposed Amendments. The proper tender of Trust Preferred Securities by such holders shall constitute the giving of a Consent by such holders with respect to their tendered Trust Preferred Securities. Holders of Trust Preferred Securities who acquire Trust Preferred Securities after the Record Date shall have the right to tender their Trust Preferred Securities pursuant to the Offer, but shall not have the right to provide Consents. A holder of Trust Preferred Securities as of the Record Date will be permitted to provide such holder's Consent even if such holder does not tender Trust Preferred Securities pursuant to the Offer. No separate payments will be made for Consents. See "The Consent Solicitation."

     Concurrently with AT&T Capital's purchase of Securities in the Offer and adoption of the Proposed Amendments, AT&T Capital will exercise its (and will cause each of the Subsidiary Issuers and the Partnership to exercise their respective) optional redemption rights under the Indentures and the Limited Partnership Agreement (each as amended by the Proposed Amendments), which in turn will cause the optional redemption of any and all Trust Preferred Securities that have not been validly tendered in the Offer. Holders of Trust Preferred Securities who do not tender their Securities in the Offer will receive the Redemption Price rather than the Purchase Price offered in the Offer. The Redemption Price is less than the Purchase Price being offered by AT&T Capital for the tender of Securities in the Offer. If holders of Securities fail to validly tender their Securities in the Offer and, upon the terms and conditions of the Offer, AT&T Capital accepts for payment and purchases Securities in the Offer, such non-tendering holders will only receive the Redemption Price, plus accrued and unpaid distributions thereon, for Securities that have not been validly tendered in the Offer. See "Consent Solicitation--Optional Redemption of Non-Tendered Securities."

     THE OFFER IS CONDITIONED UPON THE SATISFACTION OF THE REQUISITE CONSENT CONDITION AND CERTAIN OTHER CONDITIONS. SEE "--CERTAIN CONDITIONS OF THE OFFER."

     The Expiration Date is 5:00 p.m., New York City time, on ___________ ___, 1998, unless extended. AT&T Capital expressly reserves the right, in its sole discretion, and at any time and/or from time to time, to extend the period of time during which the Offer is open, by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. There is no assurance whatsoever that AT&T Capital will exercise its right to extend the Offer for the Trust Preferred Securities.

     NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED AND NO TENDERS FROM HOLDERS AS OF THE RECORD DATE WILL BE ACCEPTED IN RESPECT OF

SECURITIES FOR WHICH A CONSENT TO THE PROPOSED AMENDMENTS HAS NOT BEEN GIVEN BY SUCH HOLDERS. SUCH CONSENT MAY BE GIVEN BY PROPERLY COMPLETING THE FORM OF CONSENT THAT IS A PART OF THE LETTER OF TRANSMITTAL AND CONSENT.

Effect of Not Tendering Securities

     Concurrently with AT&T Capital's purchase of Trust Preferred Securities tendered pursuant to the Offer and adoption of the Proposed Amendments, AT&T Capital will and hereby does exercise its (and will and hereby does cause each of the Subsidiary Issuers and the Partnership to exercise theirrespective) optional redemption rights under the Indentures and the Limited
Partnership Agreement (each as amended by the Proposed Amendments), which in turn will cause the optional redemption of any and all Trust Preferred Securities that have not been validly tendered in the Offer. Holders of Trust Preferred Securities who do not tender their Securities in the Offer will receive the Redemption Price of $____ per Security, plus an amount equal to any accrued and unpaid distribution accumulated on each redeemed Security up to but not including the Payment Date, net to the seller in cash. The Redemption Price is less than the Purchase Price being offered by AT&T
Capital for the tender of Securities in the Offer. If holders of Securities fail to validly tender their Securities in the Offer and, upon the terms and conditions of the Offer, AT&T Capital accepts for payment and purchases Securities tendered pursuant to the Offer, such non-tendering holders will only receive the Redemption Price, plus accrued and unpaid distributions thereon, for Securities that have not been validly tendered in the Offer.
See "The Consent Solicitation--Optional Redemption of Non-Tendered
Securities."

Procedures for Tendering Securities

     The tender of Securities by a holder hereof pursuant to one of the procedures set forth below will constitute an agreement between such holder and AT&T Capital in accordance with the terms and subject to the conditions set forth herein and in the related Letter of Transmittal and the right of AT&T Capital to terminate the Offer as described herein and such holder's right to withdraw tendered Securities as described herein.

     All of the Securities are held in book-entry form through DTC Participants (i.e., a custodial bank, depositary, broker, trust company or other nominee). Any beneficial owner of Securities who wishes to tender such Securities in the Offer should contact the DTC Participant through which such owner holds its Securities promptly and instruct such DTC Participant to tender on such beneficial owner's behalf pursuant to the procedures described herein.

     Book-Entry Transfer. Pursuant to an authorization given by DTC to the DTC Participants, each DTC Participant that holds Securities through DTC must
(i) transmit its acceptance through the DTC Automated Tender Offer Program ("ATOP") (for which the transaction will be eligible), and DTC will then edit and verify the acceptance, execute a book-entry delivery to the Depositary's account at DTC and either (A) DTC will send an Agent's Message (as defined herein) to the Depositary for its acceptance or (B) the DTC Participant will complete and sign the Letter of Transmittal and mail or deliver such Letter of Transmittal, and any other documents required by the Letter of Transmittal, to the Depositary, or (ii) comply with the guaranteed delivery procedures set forth in this Offer to Purchase and Consent Solicitation. A proper tender of Securities pursuant to the foregoing procedures by holders of Securities as of the Record Date will also constitute the giving of a

Consent by such holders with respect to such Securities. See "The Consent Solicitation---Procedures for Consenting." The Depositary will (promptly after the date of this Offer to Purchase and Consent Solicitation) establish an account at DTC for the purpose of the Offer, and any financial institution that is a DTC Participant may make book-entry delivery of interests in Securities into the Depositary's account through ATOP. However, although delivery of interests in the Securities may be effected through book-entry transfer into the Depositary's account through ATOP, an Agent's Message in connection with such book-entry transfer or a Letter of Transmittal, and any other required documents, must be, in any case, transmitted to and received by the Depositary at its address set forth on the back cover of this Offer to Purchase and Consent Solicitation or the guaranteed delivery procedures set forth below must be complied with, in each case, prior to the Expiration Date. Delivery of documents to DTC does not constitute delivery to the Depositary. The confirmation of book-entry transfer into the Depositary's account at DTC through ATOP as described above is referred to herein as "Book-Entry Confirmation." The Depositary and DTC have confirmed that the Offer and the solicitation of Consents from holders as of the Record Date are eligible for ATOP. Holders desiring to tender Securities prior to the Expiration Date should note that such holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on that date.

     The term "Agent's Message" means a message transmitted by DTC to, and received by, the Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from each DTC Participant tendering through ATOP that such DTC Participants
(a) have received a Letter of Transmittal and agree to be bound by the terms of the Letter of Transmittal and AT&T Capital may enforce such agreement against such DTC Participants and (b) if tendering on behalf of holders of Securities as of the Record Date, Consent to the Proposed Amendments as described herein.

     All of the Trust Preferred Securities currently held through DTC have been issued in the form of Global Certificates registered in the name of Cede & Co., DTC's nominee. Upon consummation of the Offer and the transactions contemplated thereby (including the exercise of the amended optional redemption rights with respect to the Debentures and the Partnership Preferred Securities), the aggregate principal amount of the Global Certificates shall be reduced to zero, representing the purchase and/or redemption of all outstanding Trust Preferred Securities.

     Guaranteed Delivery. If a DTC Participant desires to participate in the Offer and the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Depositary has received at one of its addresses on the back cover hereof prior to the Expiration Date, a letter, telegram or facsimile transmission from a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act") (an "Eligible Institution"), including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings institution that is a participant in a Securities Transfer Association recognized program, setting forth the name and address of the DTC Participant, the name(s) in which the Securities are held and stating that the tender is being made thereby and guaranteeing that within two NYSE trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the procedure for book-entry transfer with respect to such Securities will be completed.
Unless the Securities being tendered by the above-described method are deposited with the Depositary within the time period set forth above in accordance with DTC's ATOP procedures and a Letter of Transmittal or an Agent's Message is received, AT&T Capital may, at its option, reject the tender. Copies of the Notice of Guaranteed Delivery which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Depositary and the Information Agent.
     Miscellaneous. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Securities in connection with the Offer will be determined by AT&T Capital, whose determination will be final and binding. AT&T Capital reserves the absolute right to reject any or all tenders not in proper form or the acceptance for exchange of which may, in the opinion of counsel for AT&T Capital be unlawful. AT&T Capital also reserves the absolute right to waive any defect or irregularity in the tender of any Securities in the Offer, and the interpretation by AT&T Capital of the terms and conditions of its Offer (including the instructions in the Letter of Transmittal) will be final and binding. None of AT&T Capital, the Subsidiary Issuers, the Trust, the Partnership, the Depositary, the Dealer Managers, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

     Tenders of Securities involving any irregularities will not be deemed to have been made until such irregularities have been cured or waived. Securities received by the Depositary in connection with the Offer that are not validly tendered and as to which the irregularities have not been cured or waived will be returned by the Depositary to the DTC Participant who delivered such Securities by crediting an account maintained at DTC designated by such DTC Participant as promptly as practicable after the Expiration Date or the withdrawal or termination of the Offer.

     FOR FURTHER INFORMATION, CALL THE INFORMATION AGENT OR THE DEALER MANAGER OR CONSULT YOUR BROKER FOR ASSISTANCE.

Withdrawal Rights

     ANY SECURITIES TENDERED BY HOLDERS AS OF THE RECORD DATE FOR WHICH A CONSENT TO THE PROPOSED AMENDMENTS WAS NOT VALIDLY GIVEN WILL BE DEEMED WITHDRAWN AND NOT VALIDLY TENDERED BY SUCH HOLDER.

     Tenders of Securities pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and may be withdrawn at any time after __________ ___, 1998.

     Beneficial owners desiring to withdraw Securities previously tendered should contact the DTC Participant through which such owners hold their Securities. In order to withdraw Securities previously tendered, a DTC Participant may, prior to the Expiration Date, withdraw its instruction previously transmitted through ATOP by (i) withdrawing its acceptance through ATOP, or (ii) delivering to the Depositary by mail, hand delivery or facsimile transmission notice of withdrawal of such instruction. Such notice of withdrawal must contain the name and number of the DTC Participant, the amount of Securities to which such withdrawal relates and the signature of the DTC Participant. Withdrawal of a prior instruction will be effective upon receipt of such notice of withdrawal by the Depositary. All signatures on a notice of withdrawal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program; provided, however, that signatures on the notice of withdrawal need not be guaranteed if the Securities being withdrawn are held for the account of an Eligible Institution. A withdrawal of an instruction must be executed by a DTC Participant in the same manner as such DTC Participant's name appears on its transmission through ATOP to which such withdrawal relates. A DTC Participant may withdraw a tender only if such withdrawal complies with the provisions of this Offer to Purchase and Consent Solicitation.

     A holder of Securities as of the Record Date who previously tendered Securities may not validly revoke a Consent unless such holder validly withdraws such holder's previously tendered Securities in the manner described herein and, except as described below, the valid withdrawal by such holder of Securities will constitute the concurrent valid revocation of such holder's Consent. Holders of Securities as of the Record Date who provide Consents but do not tender Securities pursuant to the Offer will be permitted to revoke such Consents in the manner described under "The Consent Solicitation---Requisite Consents."

     If the Requisite Consents are received with respect to the Securities, AT&T Capital, the Subsidiary Issuers, the Indenture Trustee and the Property Trustee shall as soon as practicable (but in no event sooner than 20 business days after the mailing of this Offer to Purchase and Consent Solicitation) execute the Proposed Amendments. To the extent adopted, the Proposed Amendments shall take effect immediately prior to AT&T Capital's acceptance and payment for all Securities validly tendered pursuant to the Offer. Once the Proposed Amendments have been executed, a Consent will not be permitted to be revoked, and the Proposed Amendments will bind all holders from time to time of the Securities regardless of whether such holders shall have granted or revoked Consents to the Proposed Amendments.

     Withdrawals of tenders of Securities may not be rescinded and any Securities withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. Properly withdrawn Securities, however, may be retendered by following the procedures therefor described elsewhere herein at any time prior to the Expiration Date. See "---Procedures for Tendering Securities."

     All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by AT&T Capital, in its sole discretion, and its determination will be final and binding. None of AT&T Capital, the Subsidiary Issuers, the Trust, the Partnership, the Dealer Manager, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal or will incur any liability for failure to give any such notification.

Acceptance of Securities for Payment and Payment of Purchase Price

     Upon the terms and subject to the conditions of the Offer, and as promptly as practicable after the Expiration Date, which is expected to be within four business days, AT&T Capital will accept for payment (and thereby purchase) and pay for Securities validly tendered and not withdrawn as permitted in "--Withdrawal Rights" above. Thereafter, payment for all Securities validly tendered on or prior to the Expiration Date and accepted pursuant to the Offer will be made by the Depositary via DTC as promptly as practicable after the Expiration Date. In all cases, payment for Securities accepted for payment pursuant to the Offer will be made promptly but only after timely receipt by the Depositary of certificates for such Securities (or of an Agent's Message), a properly completed and duly executed Letter of Transmittal and Consent and any other required documents.

     For purposes of the Offer, AT&T Capital will be deemed to have accepted for payment (and thereby purchased) Securities that are validly tendered and not withdrawn as, if and when it gives oral or written notice to the Depositary of its acceptance for payment of such Securities. AT&T Capital will pay for Securities that it has purchased pursuant to the Offer by depositing the Purchase Price therefor with the Depositary, which will act as agent for holders of Trust Preferred Securities who have tendered for the purpose of receiving payment from AT&T Capital and transmitting the payment thereof to such holders. Under no circumstances will interest be paid on amounts to be paid by either the Trust or AT&T Capital to tendering holders of Trust Preferred Securities who tender, regardless of any delay in making such payment. Because of all these securities are held in book-entry form through DTC, all tendered Securities will be credited to an account maintained with the Book-Entry Transfer Facility, as promptly as practicable, without incurring expense to the holder of Trust Preferred Securities who has tendered.

     If certain events occur, AT&T Capital may not be obligated to purchase Securities pursuant to the Offer. See "Terms of the Offer--Certain Conditions of the Offer."

     Because the Securities represent undivided interests in the Trust, there will be no stock transfer taxes due or payable with respect to the sale and transfer of any Securities pursuant to the Offer. See Instruction 6 of the accompanying Letter of Transmittal and Consent.

Certain Conditions of the Offer

     Notwithstanding any other provision of the Offer, AT&T Capital shall not be required to accept for payment or pay for any Securities tendered, and may terminate or amend the Offer (by oral or written notice to the Depositary and timely public announcement) or may postpone (subject to the requirements of the Exchange Act) for prompt payment for or return of Securities the acceptance for payment of, or payment for, Securities tendered, if at any time on or prior to the Expiration Date, the conditions in clauses (a) and
(b) are not satisfied or any of the events specified in clauses (c) through
(f) occurs (which shall not have been waived by AT&T Capital):

          (a) there having been received (and not withdrawn) prior to the Expiration Date the Requisite Consents to the Proposed Amendments from holders of Securities as of the Record Date (i.e., the satisfaction of the Requisite Consent Condition);

          (b) the execution by each of AT&T Capital, the Subsidiary Issuers, the Indenture Trustee and the Property Trustee of the Proposed Amendments to (i) the Indentures and (ii) the Limited Partnership Agreement;

          (c) there shall have been threatened, instituted or pending any action or proceeding by any government or governmental, regulatory or administrative agency, authority or tribunal or any other person, domestic or foreign, or before any court, authority, agency or tribunal that (i) challenges the acquisition of Securities pursuant to the Offer or otherwise in any manner relates to or affects the Offer or (ii) in the reasonable judgment of AT&T Capital, would or might materially and adversely affect the business, conditions (financial or otherwise), income, operations or prospects of AT&T Capital or any of its subsidiaries, or otherwise materially impair in any way the contemplated future conduct of the business of AT&T Capital or any of its subsidiaries or materially impair the contemplated benefits of the Offer to AT&T Capital;

          (d) there shall have been any action threatened, pending or taken, or approval withheld, or any statute, rule, regulation, judgment, order or injunction threatened, proposed, sought, promulgated, enacted, entered, amended, enforced or deemed to be applicable to the Offer or AT&T Capital or any of its subsidiaries, by any legislative body, court, authority, agency or tribunal that, in AT&T Capital's reasonable judgment, would or might directly or indirectly (i) make the acceptance for payment of, or payment for, some or all of the Securities illegal or otherwise restrict or prohibit consummation of the Offer; (ii) delay or restrict the ability of AT&T Capital, or render AT&T Capital unable, to accept for payment or pay for some or all of the Securities; (iii) materially impair the contemplated benefits of the Offer to AT&T Capital (including materially increasing the effective interest cost of certain types of unsecured debt); or (iv) materially affect the business, condition (financial or otherwise), income, operations or prospects of AT&T Capital or any of its subsidiaries, or otherwise materially impair in any way the contemplated future conduct of the business of AT&T Capital or any of its subsidiaries;

          (e) there shall have occurred (i) any significant decrease in the market price of the Securities; (ii) any change in the general political, market, economic or financial conditions in the United States, Canada or other foreign countries that, in the reasonable judgment of AT&T Capital, would or might have a material adverse effect on AT&T Capital's business, operations, prospects or ability to obtain financing generally or the trading in the Securities or other equity securities of AT&T Capital or its affiliates; (iii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or any limitation on, or any event that, in AT&T Capital's reasonable judgment, would or might affect the extension of credit by lending institutions in the United States; (iv) the commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States;
     (v) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market; (vi) in the case of any of the foregoing existing at the time of the commencement of the Offer, in AT&T Capital's reasonable judgment, a material acceleration or worsening thereof; or (vii) a decline in the ratings accorded any of AT&T Capital's securities by Standard & Poor's Rating Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps, Inc. ("D&P") or Fitch Investor Services Inc. ("Fitch") or that S&P, Moody's, D&P or Fitch has announced that it has placed any such rating under surveillance or review with negative implications; or

          (f) there shall have occurred any event or events that have resulted, or in AT&T Capital's reasonable judgment may result, in an actual or threatened change in the business, conditions (financial or otherwise), income, operations, stock ownership or prospects of AT&T Capital or any of its subsidiaries;

and, in the sole judgment of AT&T Capital, such event or events make it undesirable or inadvisable to proceed with the Offer or with such acceptance for payment or payment.

     The foregoing conditions are for the sole benefit of AT&T Capital and may be asserted by AT&T Capital regardless of the circumstances (including any action or inaction by AT&T Capital) giving rise to any such condition, and any such condition may be waived by AT&T Capital, in whole or in part, at any time and from time to time in its sole discretion. The failure by AT&T Capital at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by AT&T Capital concerning the above will be final and binding on all parties.

Extension of Tender Period; Termination; Amendments

     AT&T Capital expressly reserves the right, in its sole discretion, subject to applicable law, to (i) terminate the Offer, and not accept for payment any Securities tendered in the Offer and promptly return such Securities upon the failure of any of the conditions specified above under "- -Certain Conditions of the Offer," (ii) waive any condition to the Offer (other than the Requisite Consent Condition) and accept for payment all Securities previously tendered pursuant to the Offer, (iii) extend the Expiration Date of the Offer and retain all Securities tendered pursuant to the Offer until the Expiration Date (as extended), subject to all withdrawal rights of holders described above under "--Withdrawal Rights," or (iv) amend any of the terms of the Offer, including, without limitation, increasing or decreasing the consideration offered in the Offer to holders of Securities. There can be no assurance, however, that AT&T Capital will exercise its right to extend the Offer. During any such extension, all Securities previously tendered will remain subject to the Offer, except to the extent that such Securities may be withdrawn as set forth in "--Withdrawal Rights" above.

     AT&T Capital also expressly reserves the right, in its sole discretion, to, among other things, terminate the Offer and not accept for payment or pay for any Securities tendered, subject to Rule 13e-4(f)(5) under the Exchange Act, which requires AT&T Capital either to pay the consideration offered or to return the Securities tendered promptly after the termination or withdrawal of the Offer upon the occurrence of any of the conditions specified in "--Certain Conditions of the Offer" above by giving oral or written notice of such termination to the Depositary, and making a public announcement thereof.

     Subject to compliance with applicable law, AT&T Capital further reserves the right, in its sole discretion, to amend the Offer in any respect. Amendments to the Offer may be made at any time and/or from time to time and effected by public announcement thereof. Such announcement, in the case of an extension, shall be issued no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Any public announcement made pursuant to the Offer will be disseminated promptly to holders of Trust Preferred Securities affected thereby in a manner reasonably designed to inform such holders of Trust Preferred Securities of such change. Without limiting the manner in which AT&T Capital may choose to make a public announcement, except as required by applicable law, AT&T Capital shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by making a release to the Dow Jones News Service.

     If AT&T Capital materially changes the terms of the Offer or the information concerning the Offer, or if it waives a material condition of the Offer, AT&T Capital will extend the Offer to the extent required by Rules 13e-4(d)(2) and 13e-4(e)(2) under the Exchange Act. Those rules require that the minimum period during which the Offer must remain open following material changes in the terms of the Offer or information concerning the Offer (other than a change in price or in percentage of securities sought) will depend on the facts and circumstances, including the relative materiality of such changes. With respect to a change in price or, subject to certain limitations, a change in the percentage of securities sought, a minimum ten business day period from the day of such change is generally required to allow for adequate dissemination to holders of Trust Preferred Securities. In the case of any amendment, withdrawal or termination of the Offer, a public announcement will be issued no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. If AT&T Capital withdraws or terminates the Offer, it will give immediate notice to the Information Agent and the Dealer Manager, and the Securities tendered pursuant to the Offer will be returned promptly to the tendering holders thereof. For purposes of the Offer, a "business day" means any day other than a Saturday, Sunday, or a federal holiday and consists of the time period from 12:01 a.m. through 12:00 Midnight, New York City time.


                           THE CONSENT SOLICITATION

The Solicitation

     In conjunction with the Offer, AT&T Capital hereby solicits Consents from the holders of record of Trust Preferred Securities as of the Record Date (which is ___________ ___, 1998) to the Proposed Amendments, which consist of amendments to (i) the Limited Partnership Agreement providing for an early redemption of the Partnership Preferred Securities, and (ii) the Indentures providing for an early redemption of the Debentures, in each case as described below under "--The Proposed Amendments." The proper tender of Trust Preferred Securities by such holders shall constitute the giving of a Consent by holders with respect to their tendered Trust Preferred Securities. Holders of Trust Preferred Securities who acquire such Trust Preferred Securities after the Record Date shall have the right to tender their Trust Preferred Securities pursuant to the Offer, but shall not have the right to provide Consents. A holder of Trust Preferred Securities as of the Record Date will be permitted to provide such holder's Consent even if such holder does not tender Trust Preferred Securities pursuant to the Offer. No separate payments will be made for Consents.

     The Offer is conditioned upon the satisfaction of the Requisite Consent Condition and certain other conditions. See "The Terms of the Offer--Certain Conditions of the Offer."

Requisite Consents

     The Indentures permit the Proposed Amendments to the Indentures to be adopted if the registered holders of all of the Debentures affected thereby consent thereto. All of the Debentures are held of record by the Partnership.

AT&T Capital, as the General Partner, is required by the terms of the Limited Partnership Agreement to obtain the approval of holders of at least a majority in liquidation preference of the Partnership Preferred Securities prior to the General Partner's delivery of such consent, provided that, if (as is the case) the Property Trustee is the holder of the Partnership Preferred Securities, the General Partner's consent will not be effective without the delivery of the Requisite Consents from holders of the Securities as of the Record Date.

     Similarly, the Limited Partnership Agreement permits the Proposed Amendment to the Limited Partnership Agreement to be adopted if the registered holders of a majority in liquidation preference of the Partnership Preferred Securities consent thereto, provided that, if (as is the case) the Property Trustee is the holder of the Partnership Preferred Securities, any consent by the Property Trustee (as the registered holder of all of the Partnership Preferred Securities) will not be effective without the delivery of the Requisite Consents from holders of the Securities as of the Record Date.

     As provided by the terms of the Trust's Amended and Restated Declaration of Trust, dated as of October 22, 1996 (the "Declaration of Trust"), AT&T Capital and its affiliates will not be entitled to consent with respect to any Trust Preferred Securities held by them and such Securities will be treated as if they were not outstanding for purposes of the Proposed Amendments. Neither AT&T Capital nor any of its affiliates owns any Trust Preferred Securities. As described above under "Terms of the Offer--Certain Conditions to the Offer," AT&T Capital will not accept and pay for any Securities pursuant to the Offer (and therefore will not be the owner of such Securities) until and after the Proposed Amendments have been adopted.

     Based on the foregoing, the Proposed Amendments will be adopted if holders of record of Trust Preferred Securities as of the Record Date representing not less than a majority in liquidation amount of all outstanding Trust Preferred Securities have given Consents (i.e., the Requisite Consent Condition has been satisfied). As of the Record Date, there were issued and outstanding 8,000,000 Trust Preferred Securities. Accordingly, the Requisite Consents for the Trust Preferred Securities will require Consents of the holders of 4,000,001 or more of the outstanding Trust Preference Securities.

Procedures for Consenting

     All of the Trust Preferred Securities are held in book-entry form through DTC Participants. The proper tender of Trust Preferred Securities by holders of such Trust Preferred Securities as of the Record Date shall constitute the giving of a Consent by such holders with respect to such Trust Preferred Securities. See "Terms of the Offer--Procedures for Tendering Securities." Any beneficial owner of Trust Preferred Securities as of the Record Date who wishes to provide Consents with respect to such Trust Preferred Securities without tendering such owner's Trust Preferred Securities should contact its DTC Participant though which such beneficial owner holds its Trust Preferred Securities promptly and instruct such DTC Participant to provide Consents on such beneficial owner's behalf pursuant to the procedures described herein.

     As soon as practicable after the date of this Offer, DTC will deliver an Omnibus Proxy with respect to the Trust Preferred Securities to the Depositary. The Omnibus Proxy will assign the Consent rights of Cede & Co.,

DTC's nominee that holds the Trust Preferred Securities, to the DTC Participants to whose accounts the Trust Preferred Securities are credited on the Record Date. In order to provide Consents pursuant to an Omnibus Proxy on behalf of beneficial owners of Trust Preferred Securities not tendering, each DTC Participant should complete and sign the Letter of Transmittal and mail or deliver such Letter of Transmittal to the Depositary. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of the Letter of Transmittal and Consent. The failure of a DTC Participant to deliver a Consent (including a "broker non-vote" resulting from the failure of such DTC Participant to receive instructions from a beneficial owner of Trust Preferred Securities) will have the effect of a vote against the Proposed Amendments.

     If the Requisite Consents are received with respect to the Trust Preferred Securities, AT&T Capital, the Subsidiary Issuers, the Indenture Trustee and the Property Trustee shall as soon as practicable (but in no event sooner than 20 business days after the mailing of this Offer to Purchase and Consent Solicitation) execute the Proposed Amendments. To the extent adopted, the Proposed Amendments shall take effect immediately prior to AT&T Capital's acceptance and payment for all Securities validly tendered pursuant to the Offer.

     A holder as of the Record Date who previously tendered Trust Preferred Securities may not validly revoke a Consent unless such holder validly withdraws such holder's previously tendered Trust Preferred Securities in the manner described above under "Terms of the Offer--Withdrawal Rights." If such withdrawal is effected before the Expiration Date, the valid withdrawal by such holder of Trust Preferred Securities shall constitute the concurrent valid revocation of such holder's Consent. Consents provided by holders as of the Record Date who do not tender Trust Preferred Securities pursuant to the Offer may be revoked by the holder providing such Consents at any time before the Expiration Date. Consents may be revoked by delivering to the Depositary a written notice of revocation or another form of Consent bearing a date later than the date of the Consent.

The Proposed Amendments

     The Proposed Amendments consist of the following amendments:

          (a) The Limited Partnership Agreement, pursuant to which the Partnership Preferred Securities were issued, is to be amended to provide that (i) the Partnership may optionally redeem the Partnership Preferred Securities on or after June 30, 1998, rather than (as currently provided) on or after October 1, 2006, (ii) in connection with the Offer, the Partnership shall not be required to give any advance notice (except as provided in this Offer to Purchase and Consent Solicitation) of the exercise of its optional redemption right thereunder, and (iii) the Partnership will allocate to the Trust its proportionate share of any gain realized by the Partnership on the optional redemption of the Debentures in the manner described herein; and

          (b) The Indentures, pursuant to which the Debentures have been issued, are to be amended to provide that (i) each of AT&T Capital and the Subsidiary Issuers may optionally redeem their related Debentures on or after June 30, 1998, rather than (as currently provided) on or after September 30, 2006, and (ii) in connection with the Offer, each of AT&T Capital and the Subsidiary Issuers shall not be required to give any advance notice (except as provided in this Offer to Purchase and Consent Solicitation) of the exercise of its respective optional redemption right thereunder.

     The text of the Proposed Amendments are attached as Annex A to this Offer to Purchase and Consent Solicitation and the foregoing statements in respect thereof are summaries of the substance or general effect of certain provisions of the Indentures, the Limited Partnership Agreement and the Proposed Amendments and are qualified in their entirety by reference to the Indentures, the Limited Partnership Agreement and Annex A.
Optional Redemption of Non-Tendered Securities

     Concurrently with AT&T Capital's purchase of Securities tendered pursuant to the Offer and adoption of the Proposed Amendments, AT&T Capital will and hereby does exercise its (and will and hereby does cause each of the Subsidiary Issuers and the Partnership to exercise their respective) optional redemption rights under the Indentures and the Limited Partnership Agreement (each as amended by the Proposed Amendments), which in turn will cause the optional redemption of any and all Trust Preferred Securities that have not been validly tendered in the Offer. Holders of Trust Preferred Securities who do not tender their Securities in the Offer will receive the Redemption Price of $____ per Security, plus an amount equal to any accrued and unpaid distribution accumulated on each redeemed Security up to but not including the Payment Date, net to the seller in cash. The Redemption Price is less than the Purchase Price being offered by AT&T Capital for the tender of Securities in the Offer. If holders of Securities fail to validly tender their Securities in the Offer and, upon the terms and conditions of the Offer, AT&T Capital accepts for payment and purchases Securities tendered pursuant to the Offer, such non-tendering holders will only receive the Redemption Price, plus accrued and unpaid distributions thereon, for Securities that have not been validly tendered in the Offer.

     As described under "--The Proposed Amendments," the Proposed Amendments will permit AT&T Capital, the Subsidiary Issuers and the Partnership to redeem their respective Debentures and the Partnership Preferred Securities immediately upon the effectiveness of the Proposed Amendments (without any further action required on their part).


                   PURPOSE OF OFFER AND CONSENT SOLICITATION

Reasons for Offer and Consent Solicitation

     The purpose of the Offer is to acquire all of the issued and outstanding Trust Preferred Securities. The purpose of the Consent Solicitation is to cause the adoption of the Proposed Amendments. Concurrently with the adoption of the Proposed Amendments, the Debentures and the Partnership Preferred Securities will be optionally redeemed, which in turn will cause the optional redemption of any and all Trust Preferred Securities that have not been tendered in the Offer. Following the consummation of the Offer and the Consent Solicitation in accordance with their respective terms, there will not be any Trust Preferred Securities that remain outstanding.

     As described above under "The Consent Solicitation--The Proposed Amendments," the Trust Preferred Securities are currently subject to an optional redemption starting in October 1, 2006. However, as further described above under "The Consent Solicitation--Requisite Consents," the optional redemption provisions of the governing Indentures, the Limited Partnership Agreement and the Declaration of Trust permit such optional redemption provisions to be amended with the receipt of the Requisite Consents from the holders of Trust Preferred Securities. AT&T Capital's management believes that it is in the best interests of AT&T Capital and its subsidiaries to make the Offer and the Consent Solicitation and cause the early redemption of all of the outstanding Trust Preferred Securities, thereby improving AT&T Capital's capital structure.

Effect of Offer and Consent Solicitation
     Securities validly tendered to the Depositary pursuant to the Offer and not withdrawn in accordance with the procedures set forth herein shall be held until the Expiration Date (or returned to the extent the Offer is terminated in accordance herewith). To the extent that the Proposed Amendments are approved and the Securities tendered are accepted for payment and paid for in accordance with the terms hereof, AT&T Capital, the Subsidiary Issuers and the Partnership will optionally redeem the Debentures and Partnership Preferred Securities, respectively, which in turn will cause the optional redemption of any and all Trust Preferred Securities that have not been tendered in the Offer. Following the consummation of the Offer and the Consent Solicitation in accordance with their respective terms, there will not be any Trust Preferred Securities that remain outstanding. As a result, there will no longer be a trading market for the Trust Preferred Securities and the Trust Preferred Securities will no longer be listed on the NYSE.

     AT&T Capital has registered the Trust Preferred Securities and the Partnership Preferred Securities (and the related guarantees by AT&T Capital) under the Exchange Act. In addition, AT&T Capital has qualified each of the Declaration of Trust and the Limited Partnership Agreement (and the related guarantees by AT&T Capital) under the Trust Indenture Act of 1939. The consummation of the Offer and the Consent Solicitation will result in the Trust Preferred Securities and the Partnership Preferred Securities (and the related guarantees by AT&T Capital) becoming eligible for deregistration under the Exchange Act. Registration of such securities may be terminated upon application of AT&T Capital to the Commission if such securities are not listed on a national securities exchange and there are fewer than 300 record holders. As noted above, following the consummation of the Offer and the Consent Solicitation, there will not be any Trust Preferred Securities outstanding. However, AT&T Capital will continue to be subject to the reporting requirements under the Exchange Act based on other publicly-held debt securities of AT&T Capital remaining outstanding.

     NEITHER AT&T CAPITAL, THE SUBSIDIARY ISSUERS, THE TRUST, THE PARTNERSHIP, THEIR RESPECTIVE BOARD OF DIRECTORS OR TRUSTEES, NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY HOLDER OF TRUST PREFERRED SECURITIES AS TO WHETHER TO TENDER ANY OR ALL SECURITIES OR TO CONSENT TO THE PROPOSED AMENDMENTS. EACH HOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SECURITIES AND, IF SO, HOW MANY SECURITIES TO TENDER, OR TO CONSENT TO THE PROPOSED AMENDMENTS.


                   PRICE RANGE OF SECURITIES; DISTRIBUTIONS

          The Trust Preferred Securities are traded in the NYSE under the symbol "TCC." The last reported sale price in the NYSE, as of the close of business on __________ ___, 1998, was $__________.

     Holders of Securities are urged to obtain current market quotations for the Securities.

          The following table sets forth the high and low sales prices of Trust Preferred Securities in the NYSE, as reported by the NYSE, and the cash distributions paid thereon for the fiscal quarters indicated.

         Distributions and Price Ranges of Trust Preferred Securities
                      By Quarters (1996, 1997 AND 1998)

                                   1996-Quarter                           1997-Quarters                         1998-Quarter
                                   -------------  -----------------------------------------------------------   ------------
                                       4TH             1ST             2ND             3RD             4TH           1ST
                                   -------------  -----------------------------------------------------------   ------------


Distributions Per Security  . .        $0.42          $0.57          $0.57           $0.57           $0.57           $0.57
Market Price -- $ Per Security
   -- High  . . . . . . . . . .        26.13          26.63          26.00           27.00           27.13           27.69
   -- Low . . . . . . . . . . .        24.75          25.25          24.94           25.69           25.81           26.63

     Distributions on Trust Preferred Securities are cumulative, accrue from the date of initial issuance and are payable quarterly in arrears on each of March 31, June 30, September 30, and December 31, commencing on December 31, 1996, if, as and when available for payment, by the Property Trustee, except as otherwise described below. If distributions are not paid when scheduled, the accrued distributions shall be paid to the holders of record of Trust Preferred Securities as they appear on the books and records of the Trust on the record date with respect to the payment date for the Trust Preferred Securities which corresponds to the payment date fixed by the Partnership with respect to the payment of cumulative distributions on the Partnership Preferred Securities.

     Distributions on the Trust Preferred Securities will be made to the extent that the Trust has funds available for the payment of suchdistributions in a property account of the Trust. Amounts available to the Trust for distribution to the holder of Trust Preferred Securities are limited to payments received by the Trust from the Partnership with respect to the Partnership Preferred Securities (or from AT&T Capital's guarantee in respect thereof). Distributions on the Partnership Preferred Securities are paid only if, as and when declared in the sole discretion of AT&T Capital, as the General Partner of the Partnership. Pursuant to the Limited Partnership Agreement, the General Partner is not obligated to declare distributions on the Partnership Preferred Securities at any time, including upon or following certain partnership events.


                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of the United States federal income tax consequences of a sale or redemption of the Trust Preferred Securities. This discussion is based on the Internal Revenue Code of 1986 (the "Code"), as well as the final, temporary and proposed Treasury regulations promulgated thereunder, and any relevant administrative rulings or pronouncements and judicial decisions, all as in effect on the date hereof and all of which are subject to change, possibly retroactively. The following discussion is directed solely to beneficial owners of Trust Preferred Securities ("Security Owners") who are United States Persons (as defined below) and who hold their Trust Preferred Securities as capital assets within the meaning of Section 1221 of the Code. This discussion is only a general summary of the United States federal income tax matters described herein and does not purport to address all of the United States federal income tax consequences that may be relevant to a particular Security Owner in light of that Security Owner's specific circumstances. In addition, the following summary does not describe the United States federal income tax consequences that may be relevant to certain types of Security Owners, such as banks, insurance companies, regulated investment companies, real estate investment trusts, dealers in securities or tax exempt organizations, who may be subject to special rules or treatment under the Code. This summary also does not discuss any alternative minimum tax consequences or any state, local or foreign tax consequences that may be relevant to a sale or redemption of the Trust Preferred Securities.

     For purposes of this discussion, the term "United States Person" means a Security Owner who is (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in the United States or under the laws of the United States or of any state, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States Persons have the authority to control all substantial decisions of such trust.

     SECURITY OWNERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE TAX CONSEQUENCES TO THEM OF A SALE OR REDEMPTION OF THEIR TRUST PREFERRED SECURITIES UNDER UNITED STATES FEDERAL INCOME TAX LAW, AS WELL AS THE LAW OF ANY RELEVANT STATE, LOCAL OR FOREIGN JURISDICTION.

Sale of Trust Preferred Securities Pursuant to the Offer

     AT&T Capital intends to take the position for United States federal income tax purposes that the entire Purchase Price paid to tendering Security Owners is proceeds paid to such Security Owners in respect of their Trust Preferred Securities. If this treatment is respected for such purposes, a Security Owner will recognize gain or loss on the sale of such Security Owner's Trust Preferred Securities pursuant to the Offer in an amount equal to the difference between the Purchase Price received by such Security Owner in respect of such Trust Preferred Securities and such Security Owner's adjusted tax basis in such Trust Preferred Securities. A Security Owner's adjusted tax basis in its Trust Preferred Securities generally will equal the amount such Security Owner paid for such Trust Preferred Securities, plus its pro rata share of the Partnership income that was allocated to the Trust and minus the amount of distributions such Security Owner has received in respect of such Trust Preferred Securities. Generally, any gain or loss recognized by a Security Owner on the sale of its Trust Preferred Securities will be capital gain or loss and will be long-term capital gain or loss if the tendering Security Owner held such Trust Preferred Securities for more than one year immediately prior to such sale.

Redemption of Trust Preferred Securities

     Security Owners should note that the Partnership will continue to allocate to them their allocable share of Partnership net income up until the

Payment Date and such Security Owners will be required to include such amounts in gross income as ordinary income. As discussed above, a Security Owner's adjusted tax basis in its Trust Preferred Securities will be increased by the amount of Partnership net income that is allocated to such Security Owner.

     Although AT&T Capital intends to treat the entire Purchase Price as proceeds paid in respect of the tendered Trust Preferred Securities, the Internal Revenue Service ("IRS") may challenge such treatment. If the IRS were to assert successfully that a portion of the Purchase Price was a fee paid by AT&T Capital to Security Owners for their Consent to the Proposed Amendments (i.e., a consent fee), Security Owners would be required to include such recharacterized amount in gross income as ordinary income and the amount realized by a tendering Security Owner on the sale of its Trust Preferred Securities would be reduced accordingly.

     If (i) AT&T Capital does not acquire all of the Trust Preferred Securities pursuant to the Offer and (ii) the Proposed Amendments to the Indenture and the Limited Partnership Agreement are adopted, AT&T Capital and the Subsidiary Issuers will each redeem their respective Debentures for an amount equal to the redemption price of such Debentures, plus an amount equal to any accrued unpaid interest on such Debentures (collectively, the "Aggregate Debenture Redemption Price"). The Partnership will realize a long-term capital gain on such redemption to the extent that the Aggregate Debenture Redemption Price exceeds the amount that the Partnership originally paid for the Debentures, plus the amount of any unpaid interest accrued by the Partnership with respect to the Debentures. The Partnership will allocate such long-term capital gain proportionately to AT&T Capital and the Trust, and the Security Owners will be required to recognize their pro rata share of the long-term capital gain that is allocable to the Trust. Cash distributions by the Partnership to the Trust in respect of its Limited Partnership Interest, and by the Trust to the Security Owners in respect of their Trust Preferred Securities, generally will not be separately taxable except to the extent that the cash distributed to a Security Owner in respect of its Trust Preferred Securities exceeds the Security Owner's adjusted tax basis in such Trust Preferred Securities (which will have been increased by the amount of Partnership gain and net income allocated to such Security Owner as described above).

Backup Withholding

     Proceeds from the sale of Trust Preferred Securities pursuant to the Offer will be subject to a 31% United States federal backup withholding tax unless the tendering Security Owner provides the Depositary with a properly completed IRS Form W-9 (or Substitute Form W-9) or otherwise establishes an exemption from such backup withholding.

State and Local Tax Consequences

     The discussion above does not address the United States state and local tax consequences that may be relevant to a sale or redemption of the Trust Preferred Securities. Each Security Owner should consult with its own tax advisor regarding these matters.

                          SOURCE AND AMOUNT OF FUNDS

     Based on the assumption that all outstanding Trust Preferred Securities are to be purchased by AT&T Capital pursuant to the Offer, the total amount required by AT&T Capital to purchase the Trust Preferred Securities will be approximately $__________, including fees and other expenses. AT&T Capital intends to fund the Offer and the Consent Solicitation (including the optional redemption of any non-tendered Securities) from a capital contribution to be made to AT&T Capital by its sole stockholder, Newcourt Credit Group USA Inc., which in turn will be funded by its sole stockholder, Newcourt Credit Group Inc. ("Newcourt"). Newcourt has recently consummated a registered public offering of its Common Stock in the United States, with aggregate net proceeds of approximately $391 million.


             TRANSACTIONS AND AGREEMENTS CONCERNING THE SECURITIES

     Based upon the records of Newcourt, AT&T Capital, the Partnership and the Trust, and upon information provided to each of Newcourt, AT&T Capital, the Partnership and the Trust by its respective directors, trustees and/or executive officers, neither Newcourt, AT&T Capital, the Partnership, the Trust nor, to the knowledge of any of them, any of their respective subsidiaries, affiliates, directors or executive officers, or associates of the foregoing, has engaged in any transactions involving Trust Preferred Securities during the forty business days preceding the date hereof. Neither Newcourt, AT&T Capital, the Partnership, the Trust nor, to the knowledge of any of them, any of its respective directors or executive officers or an associate of the foregoing is a party to any contract, arrangement, understanding or relationship relating directly or indirectly to the Offer with any other person or entity with respect to any securities of AT&T Capital or that of the Trust.


                  SOLICITATION FEES, OTHER FEES AND EXPENSES

     Dealer Manager Fees. Merrill Lynch will act as Dealer Manager for AT&T Capital in connection with the Offer and the Consent Solicitation. AT&T Capital has agreed to pay the Dealer Manager a fee equal to $0.125 per Trust Preferred Security purchased pursuant to the Offer or otherwise prior to the consummation of the Offer, whether or not Merrill Lynch participated in obtaining the tender or acquisition of such Securities.

     AT&T Capital will pay to each Soliciting Dealer (as defined below) (including Merrill Lynch acting as a Soliciting Dealer) whose name has been inserted in the space provided in the Letter of Transmittal and Consent for that purpose a fee (the "Soliciting Dealer Fee") equal to $0.375 per Security for each of the Trust Preferred Securities tendered, accepted for payment and paid for pursuant to the Offer; provided, however, that with respect to transactions for beneficial owners whose ownership equals or exceeds
10,000 Securities, AT&T Capital will only be obligated to pay a solicitation fee of an amount equal to $0.250 per Security, of which 80% shall be paid to Merrill Lynch and 20% to the designated Soliciting Dealer (which may be Merrill Lynch). In cases where no Soliciting Dealer is designated, the Dealer Manager will be paid 100% of the applicable Soliciting Dealer Fee.

     "Soliciting Dealer" includes (i) any broker or dealer in securities, including the Dealer Manager in its capacity as a broker or dealer, who is a member of any national securities exchange or of the National Association of

Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company, any one of whom has solicited and obtained a tender pursuant to the Offer.

     Soliciting Dealers will include any of the organizations described in clauses (i), (ii) and (iii) above even when the activities of such organizations in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Offer to Purchase and Consent Solicitation and the applicable Letter of Transmittal and Consent, and tendering as directed by beneficial owners thereof; provided that under no circumstances shall any fee be paid to Soliciting Dealers more than once with respect to any Security. No Soliciting Dealer is required to make any recommendation to holders of Securities as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than processing Securities tendered or forwarding to customers materials regarding the Offer.

     No Soliciting Dealer Fee shall be payable to a Soliciting Dealer in respect of Securities (i) beneficially owned by such Soliciting Dealer or
(ii) registered in the name of such Soliciting Dealer unless such Securities are being held by such Soliciting Dealer as nominee and such Securities are being tendered for the benefit of one or more beneficial owners identified on the accompanying Letter of Transmittal and Consent. No Soliciting Dealer Fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer any portion of such fee to a tendering holder (other than itself).

     The Dealer Manager will also be reimbursed by AT&T Capital for certain reasonable out-of-pocket expenses and will be indemnified against certain liabilities, including certain liabilities under the federal securities laws, in connection with the Offer and Consent Solicitation. The Dealer Manager has rendered, is currently rendering and is expected to continue to render various investment banking and other advisory services to AT&T Capital, Newcourt and certain of their respective affiliates. The Dealer Manager has received, and will continue to receive, customary compensation from AT&T Capital, Newcourt and their respective affiliates for such services.

     Additional Advisors' Fees. AT&T Capital has retained First Chicago Trust Company of New York as the Depositary and Georgeson & Company Inc. as the Information Agent in connection with the Offer and the Consent Solicitation. The Depositary and the Information Agent will receive reasonable and customary compensation for their services and will also be reimbursed for reasonable out-of-pocket expenses, including attorney fees. Neither the Depositary nor the Information Agent has been retained to make solicitations or recommendations in connection with the Offer.


            CERTAIN INFORMATION REGARDING AT&T CAPITAL AND NEWCOURT

AT&T Capital

     AT&T Capital is a full-service, diversified equipment leasing and finance company with a presence in more than 20 countries in North America,

Europe, Mexico, the Asia/Pacific Region and South America. AT&T Capital is one of the largest equipment leasing and finance companies in the United States and is the largest lessor of telecommunications equipment in the United States, in each case, based on the aggregate value of equipment leased or financed.

     AT&T Capital's principal offices are located at AT&T Capital Corporation, 44 Whippany Road, Morristown, New Jersey 07962-1983 and its telephone number is (973) 397-4444.
     For a more detailed description of the business and properties of AT&T Capital, see the descriptions thereof set forth in AT&T Capital's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998, each of which is incorporated herein by reference.

Newcourt

     Newcourt is an independent financial services company which originates and manages asset-based financings. Newcourt was formed in 1984 as an investment bank which originated and structured asset- based financings for the corporate and institutional asset finance market and syndicated such financings to Canadian financial institutions. In 1988, Newcourt broadened its activities to include vendor and direct equipment financing.

     On January 12, 1998, Newcourt consummated its acquisition of all of the issued and outstanding shares of AT&T Capital and AT&T Capital became an indirect wholly-owned subsidiary of Newcourt. The aggregate purchase price paid by Newcourt for the acquisition was approximately $1.6 billion. Of this amount, approximately $1.0 billion was paid in cash and the remaining approximately $0.6 billion was satisfied by the issuance of approximately
17.6 million common shares of Newcourt to the former owners of AT&T Capital.


        AVAILABLE INFORMATION; INCORPORATION OF DOCUMENTS BY REFERENCE

     AT&T Capital, the Partnership and the Trust are subject to the periodic reporting requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such material may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. Reports, proxy materials and other information about AT&T Capital, the Partnership and the Trust are also available at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. In connection with the Offer, AT&T Capital has filed an Issuer Tender Offer Statement on Schedule 13E-4 with the Commission that includes certain additional information relating to the Offer. As noted above under "Purpose of Offer and Consent Solicitation--Effect of Offer and Consent Solicitation," AT&T Capital will continue to be subject to the informational requirements of the Exchange Act following the consummation of the Offer and Consent Solicitation.

     The following documents filed by AT&T Capital, the Partnership and the Trust with the Commission are incorporated herein by reference and shall be deemed to be a part hereof:

     1. AT&T Capital's Annual Report on Form 10-K for the year ended December 31, 1997;

     2. AT&T Capital's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998;
     3. The Partnership's Annual Report on Form 10-K for the year ended December 31, 1997;

     4. The Partnership's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998;

     5. The Trust's Annual Report on Form 10-K for the year ended December 31, 1997; and

     6. The Trust's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998.

     All documents and reports filed by AT&T Capital, the Partnership or the Trust with the Commission pursuant to Section 13(a), 13(c), 14(a) or 15(d) of the Exchange Act after the date of this Offer to Purchase and Consent Solicitation and on or prior to the termination of the Offer shall be deemed to be incorporated herein by reference and shall be deemed to be a part hereof from the date of filing of such documents and reports. Any statement contained in a document or report incorporated or deemed to be incorporated by reference shall be deemed to be modified or superseded for purposes of this Offer to Purchase and Consent Solicitation to the extent that a statement contained herein or in any subsequently filed document or report that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Offer to Purchase and Consent Solicitation.

     AT&T Capital will provide without charge, upon written or oral request, to each person to whom a copy of this Offer to Purchase and Consent Solicitation is delivered, a copy of any of the documents of AT&T Capital, the Partnership and the Trust (other than exhibits to such documents unless such exhibits are specifically incorporated by reference) incorporated by reference herein. Such requests should be directed to AT&T Capital Corporation, 44 Whippany Road, Morristown, New Jersey 07962 or telephone:
(973) 397-4444, attention of the Investor Relations Department.

                       SUMMARY OF FINANCIAL INFORMATION

     Set forth below is certain historical financial information of AT&T Capital. The historical financial information (other than the ratios of earnings to fixed charges) was derived from the audited financial statements included in AT&T Capital's Annual Report on Form 10-K for the year ended December 31, 1997 and from the unaudited financial statements included in the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 1998 and March 31, 1997.

                                                                Year ended December 31,            Three Months Ended March 31,
                                                                1996            1997                   1997            1998
                                                             -----------    -----------            -------------   ------------
                                                                             (Thousands of Dollars, Except Ratios)
                                                                                                           (Unaudited)
Results of Operation Data:
Total Revenues  . . . . . . . . . . . . . . . . . . . .      $1,952,190       $1,814,139         $  420,930         $  440,937
Income before extraordinary items . . . . . . . . . . .         168,539           21,007              7,428              7,258
Net Income  . . . . . . . . . . . . . . . . . . . . . .      $  168,539       $   21,007         $    7,428         $    7,258
Ratio of Earnings to Fixed Charges  . . . . . . . . . .           1.60x            1.07x              1.11x              1.10x



                                                                   At December 31,                         At March 31,
                                                                1996            1997                   1997           1998
                                                             -----------    -----------            -------------   ------------
                                                                           (Thousands of Dollars, Except Ratios)
                                                                                                           (Unaudited)
Balance Sheet Data:
Total Assets  . . . . . . . . . . . . . . . . . . . . .     $ 8,092,512        $8,775,895         $8,027,310         $9,199,358
Total Indebtedness  . . . . . . . . . . . . . . . . . .       6,464,924         7,117,994          6,590,194          7,714,683
Company-obligated preferred securities of subsidiary  .         200,000           200,000            200,000            200,000
Total Shareholders' equity . . . . . . . . . . . . . . .     $   707,307        $  743,779         $  714,472         $  764,039

                                 MISCELLANEOUS

     The Offer is not being made to, nor will AT&T Capital accept tenders from, owners of Securities in any jurisdiction in which the Offer or its acceptance would not be in compliance with the laws of such jurisdiction. AT&T Capital is not aware of any jurisdiction where the making of the Offer or the tender of Securities would not be in compliance with applicable law. If AT&T Capital becomes aware of any jurisdiction where the making of the Offer or the tender of Securities is not in compliance with any applicable law, AT&T Capital will make a good faith effort to comply with such law. If, after such good faith effort, AT&T Capital cannot comply with such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the owners of Securities residing in such jurisdiction. In any jurisdiction in which the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on AT&T Capital's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

                                              AT&T CAPITAL CORPORATION

                                                                  APPENDIX A-1

                           THE PROPOSED AMENDMENT TO
                           AT&T CAPITAL'S INDENTURE


I. The relevant provision in the Indenture of AT&T Capital relating to optional redemption, Section 1201(a), reads as follows:
               Section 1201(a)      OPTIONAL REDEMPTION.

               At any time on or after September 30, 2006, the Company shall have the right to redeem the Securities, in whole or in part, from time to time, at a Redemption Price equal to 100% of the principal amount of Securities to be redeemed plus accrued but unpaid interest, including any Additional Interest, if any, to the Redemption Date.


          The Proposed Amendments would amend Section 1201(a) to read as follows:

               Section 1201(a)      OPTIONAL REDEMPTION.

               At any time on or after June 30, 1998, the Company shall have the right to redeem the Securities, in whole or in part, from time to time, at a Redemption Price equal to ___% of the principal amount of Securities to be redeemed plus accrued but unpaid interest, including any Additional Interest, if any, to the Redemption Date.


II. The relevant provision in the Indenture of AT&T Capital relating to notice to the Trustee, Section 1203, reads as follows:

               Section 1203    AUTHORIZATION FOR REDEMPTION;
                               NOTICE TO TRUSTEE.

               The election of the Company to redeem Securities pursuant to
          Section 1201 shall be evidenced by a Board Resolution. In case of any redemption, the Company shall, at least 30 days and no more than 60 days prior to the Redemption Date fixed by the Company, notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and provide a copy of the notice of redemption given to Holders of Securities to be redeemed pursuant to Section 1204.


          The Proposed Amendments would amend Section 1203 to read as follows:

               Section 1203    AUTHORIZATION FOR REDEMPTION;
                               NOTICE TO TRUSTEE.

               The election of the Company to redeem Securities pursuant to
          Section 1201 shall be evidenced by a Board Resolution. In case of any redemption, the Company shall, at least 30 days and no more than 60 days prior to the Redemption Date fixed by the Company, notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and provide a copy of the notice of redemption given to Holders of Securities to be redeemed pursuant to Section 1204; provided that, notwithstanding the foregoing, if the Company optionally redeems the Securities, in whole but not in part, in connection with the Company's Offer to Purchase and Consent Solicitation, dated as of __________ ___, 1998 (the "Offer to Purchase and Consent Solicitation"), no advance notice shall be given, other than as provided in the Offer to Purchase and Consent Solicitation (which shall serve for all purposes hereunder as a notice of redemption).


III. The relevant provision in the Indenture of AT&T Capital relating to notice of redemption, Section 1205, reads as follows:

               Section 1205    NOTICE OF REDEMPTION.

               Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

               All notices of redemption shall identify the Securities to be redeemed and shall state:

               (1)  the Redemption Date,

               (2)  the Redemption Price,

               (3) that on the Redemption Date the Redemption Price will become due and payable upon each such security to be redeemed and that interest thereon will cease to accrue on and after said date, and

               (4) the place or places where such securities are to be surrendered for payment of the Redemption Price.

               Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


          The Proposed Amendments would amend Section 1205 to read as follows:

               Section 1205    NOTICE OF REDEMPTION.

               Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register; provided that, notwithstanding the foregoing, if the Company optionally redeems the Securities, in whole but not in part, in connection with the Company's Offer to Purchase and Consent Solicitation, no advance notice shall be given other than as provided in the Offer to Purchase and Consent Solicitation (which shall serve for all purposes hereunder as a notice of redemption).

               All notices of redemption shall identify the Securities to be redeemed and shall state:

               (1)  the Redemption Date,

               (2)  the Redemption Price,
               (3) that on the Redemption Date the Redemption Price will become due and payable upon each such security to be redeemed and that interest thereon will cease to accrue on and after said date, and

               (4) the place or places where such securities are to be surrendered for payment of the Redemption Price.

               Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                                                                  APPENDIX A-2
                           THE PROPOSED AMENDMENT TO
                      THE SUBSIDIARY ISSUERS' INDENTURES


I. The relevant provision in the Indentures of AT&T Capital Services Corporation ("AT&T Capital Services") and AT&T Capital Leasing Corporation ("AT&T Capital Leasing") relating to optional redemption,
     Section 1201(a), reads as follows:
               Section 1201(a)      OPTIONAL REDEMPTION.

               At any time on or after October 25, 2006, the Company shall have the right to redeem the Securities, in whole or in part, from time to time, at a Redemption Price equal to 100% of the principal amount of Securities to be redeemed plus accrued but unpaid interest, including any Additional Interest, if any, to the Redemption Date.


          The Proposed Amendments would amend Section 1201(a) to read as follows:

               Section 1201(a)      OPTIONAL REDEMPTION.

               At any time on or after June 30, 1998, the Company shall have the right to redeem the Securities, in whole or in part, from time to time, at a Redemption Price equal to ___% of the principal amount of Securities to be redeemed plus accrued but unpaid interest, including any Additional Interest, if any, to the Redemption Date.


II. The relevant provision in the Indentures of AT&T Capital Services and AT&T Capital Leasing relating to notice to the Trustee, Section 1204, reads as follows:

               Section 1204    AUTHORIZATION FOR REDEMPTION;
                          NOTICE TO TRUSTEE.

               The election of the Company to redeem Securities pursuant to
          Section 1201 and the mandatory redemption required pursuant to
          Section 1202 shall be evidenced by a Board Resolution. In case of any redemption, the Company shall, at least 30 days and no more than 60 days prior to the Redemption Date fixed by the Company, notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and provide a copy of the notice of redemption given to Holders of Securities to be redeemed pursuant to Section 1205.

          The Proposed Amendments would amend Section 1203 to read as follows:

               Section 1203    AUTHORIZATION FOR REDEMPTION;
                          NOTICE TO TRUSTEE.


               The election of the Company to redeem Securities pursuant to
          Section 1201 and the mandatory redemption required pursuant to
          Section 1202 shall be evidenced by a Board Resolution. In case of any redemption, the Company shall, at least 30 days and no more than 60 days prior to the Redemption Date fixed by the Company, notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and provide a copy of the notice of redemption given to Holders of Securities to be redeemed pursuant to Section 1205; provided that, notwithstanding the foregoing, if the Company optionally redeems the Securities, in whole but not in part, in connection with the Guarantor's Offer to Purchase and Consent Solicitation, dated as of __________ ___, 1998 (the "Offer to Purchase and Consent Solicitation"), no advance notice shall be given, other than as provided in the Offer to Purchase and Consent Solicitation (which shall serve for all purposes hereunder as a notice of redemption).


III. The relevant provision in the Indentures of AT&T Capital Services and AT&T Capital Leasing relating to notice of redemption, Section 1206, reads as follows:

               Section 1206    NOTICE OF REDEMPTION.

               Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

               All notices of redemption shall identify the Securities to be redeemed and shall state:

               (1)  the Redemption Date,

               (2)  the Redemption Price,

               (3) that on the Redemption Date the Redemption Price will become due and payable upon each such security to be redeemed and that interest thereon will cease to accrue on and after said date, and

               (4) the place or places where such securities are to be surrendered for payment of the Redemption Price.

               Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


          The Proposed Amendments would amend Section 1206 to read as follows:

               Section 1206    NOTICE OF REDEMPTION.

               Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register; provided that, notwithstanding the foregoing, if the Company optionally redeems the Securities, in whole but not in part, in connection with the Company's Offer to Purchase and Consent Solicitation, no advance notice shall be given other than as provided in the Offer to Purchase and Consent Solicitation (which shall serve for all purposes hereunder as a notice of redemption).

               All notices of redemption shall identify the Securities to be redeemed and shall state:

               (1)  the Redemption Date,

               (2)  the Redemption Price,

               (3) that on the Redemption Date the Redemption Price will become due and payable upon each such security to be redeemed and that interest thereon will cease to accrue on and after said date, and

               (4) the place or places where such securities are to be surrendered for payment of the Redemption Price.

               Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                                                                  APPENDIX A-3
                           THE PROPOSED AMENDMENT TO
                       THE LIMITED PARTNERSHIP AGREEMENT


I. The provision in the Limited Partnership Agreement relating to allocations of profits and losses to partners, Section 4.1(a), reads as follows:

               Section 4.1(a)       PROFITS AND LOSSES.
               The Partnership's Net Income for each Fiscal Period of the Partnership shall be allocated as follows:

               (i) First, to each Holder of a Partnership Preferred Security in an amount equal to the excess, if any, of (x) all Net Losses, if any, allocated to each such Holder from the date of issuance of the Partnership Preferred Security through and including the close of such Fiscal Period pursuant to Section 4.1(b)(ii) below over (y) the amount of Net Income, if any, allocated to each such Holder pursuant to this Section 4.1(a)(i) in all prior Fiscal Periods.

               (ii) Second, to the Holders of the Partnership Preferred Securities, an amount of Net Income equal to the excess of (x) the Distributions accrued on the Partnership Preferred Securities from the date of their issuance through and including the last day of such Fiscal Period, including any Compounded Distributions payable with respect thereto, over (y) the amount of Net Income allocated to the Holders of the Partnership Preferred Securities pursuant to this Section 4.1(a)(ii) in all prior Fiscal Periods. Amounts allocated to all Partnership Preferred Security Holders shall be allocated among such Holders in proportion to the number of Partnership Preferred Securities held by such Holders.

               (iii) Any remaining Net Income shall be allocated to the General Partner.


          The Proposed Amendments would amend Section 4.1(a) to read as follows:

               The Partnership's Net Income for each Fiscal Period of the Partnership shall be allocated as follows:

               (i) First, to each Holder of a Partnership Preferred Security in an amount equal to the excess, if any, of (x) all Net Losses, if any, allocated to each such Holder from the date of issuance of the Partnership Preferred Security through and including the close of such Fiscal Period pursuant to Section 4.1(b)(ii) below over (y) the amount of Net Income, if any, allocated to each such Holder pursuant to this Section 4.1(a)(i) in all prior Fiscal Periods;

               (ii) Second, to the Holders of the Partnership Preferred Securities, an amount of Net Income equal to the excess of (x) the Distributions accrued on the Partnership Preferred Securities from the date of their issuance through and including the last day of such Fiscal Period, including any Compounded Distributions payable with respect thereto, over (y) the amount of Net Income allocated to the Holders of the Partnership Preferred Securities pursuant to this Section 4.1(a)(ii) in all prior Fiscal Periods. Amounts allocated to all Partnership Preferred Security Holders shall be allocated among such Holders in proportion to the number of Partnership Preferred Securities held by such Holders; and

               (iii) Any remaining Net Income shall be allocated to the General Partner;

; provided that, notwithstanding the foregoing, the Partnership will allocate to the Holders of Partnership Preferred Securities their proportionate share of any gain realized by the Partnership upon a redemption of any of the Debentures


II. The provision in the Limited Partnership Agreement relating to optional redemption, Section 6.2(c), reads as follows:

               Section 6.2(c)       OPTIONAL REDEMPTION.

               Partnership Preferred Securities shall be redeemable at the option of the General Partner, in whole or in part, from time to time, on or after October 1, 2006, upon not less than 30 nor more than 60 days' notice, at an amount per Partnership Preferred Securities equal to $25 plus accrued and unpaid Distributions thereon, including any Compounded Distributions (the "Redemption Price"). The Partnership may not redeem the Partnership Preferred Securities in part unless all accumulated and unpaid Distributions, including any Compounded Distributions, have been paid in full on all Partnership Preferred Securities for all Fiscal Periods terminating on or prior to the date of redemption. If a partial redemption of the Partnership Preferred Securities would result in the delisting of the Trust Preferred Securities (or, if the Trust is liquidated in connection with a Trust Special Event, the delisting of the Partnership Preferred Securities), the Partnership may only redeem the Partnership Preferred Securities in whole but not in part.


          The Proposed Amendments would amend Section 6.2(c) to read as follows:

               Section 6.2(c)       OPTIONAL REDEMPTION.

               Partnership Preferred Securities shall be redeemable at the option of the General Partner, in whole or in part, from time to time, on or after June 30, 1998, upon not less than 30 nor more than 60 days' notice (except to the extent otherwise permitted pursuant to the proviso to the first sentence of Section 6.2(e)(i)), at an amount per Partnership Preferred Security equal to $25 plus accrued and unpaid Distributions thereon, including any Compounded Distributions (the "Redemption Price"). The Partnership may not redeem the Partnership Preferred Securities in part unless all accumulated and unpaid Distributions, including any Compounded Distributions, have been paid in full on all Partnership Preferred Securities for all Fiscal Periods terminating on or prior to the date of redemption. If a partial redemption of the Partnership Preferred Securities would result in the delisting of the Trust

          Preferred Securities (or, if the Trust is liquidated in connection with a Trust Special Event, the delisting of the Partnership Preferred Securities), the Partnership may only redeem the Partnership Preferred Securities in whole but not in part.


III. The relevant provision in the Limited Partnership Agreement relating to redemption procedures, Section 6.2(e)(i), reads as follows:

               Section 6.2(e)(i)    REDEMPTION PROCEDURES.
               Notice of any redemption of Partnership Preferred Securities (a "Redemption Notice") will be given by the Partnership by mail to each Holder of Partnership Preferred Securities to be redeemed not fewer than 30 nor more than 60 days before the date fixed for redemption. For purposes of the calculation of the date of redemption and the dates on which notices are given pursuant to this Section 6.2(e)(i), a Redemption Notice shall be deemed to be given on the day such notice is first mailed, by first-class mail, postage prepaid, to Holders of Partnership Preferred Securities. Each Redemption Notice shall be addressed to the Holders of Partnership Preferred Securities at the address of each such Holder appearing in the books and records of the Partnership. No defect in the Redemption Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption proceedings with respect to any other Holder.


          The Proposed Amendments would amend Section 6.2(e)(i) to read as follows:

               Section 6.2(e)(i)    REDEMPTION PROCEDURES.

               Notice of any redemption of Partnership Preferred Securities (a "Redemption Notice") will be given by the Partnership by mail to each Holder of Partnership Preferred Securities to be redeemed not fewer than 30 nor more than 60 days before the date fixed for redemption; provided that, notwithstanding the foregoing, in connection with the Company's Offer to Purchase and Consent Solicitation, the General Partner may optionally redeem the Partnership Preferred Securities in whole but not in part, without any advance notice, other than as provided in the Offer to Purchase and Consent Solicitation (which shall serve for all purposes hereunder as the "Redemption Notice"). For purposes of the calculation of the date of redemption and the dates on which notices are given pursuant to this Section 6.2(e)(i), a Redemption Notice shall be deemed to be given on the day such notice is first mailed, by first-class mail, postage prepaid, to Holders of Partnership Preferred Securities. Each Redemption Notice shall be addressed to the Holders of Partnership Preferred Securities at the address of each such Holder appearing in the books and records of the Partnership. No defect in the Redemption Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption proceedings with respect to any other Holder.

     Facsimile copies of the Letter of Transmittal and Consent will not be accepted. The Letter of Transmittal and Consent and, if applicable, certificates for Securities should be sent or delivered by each tendering holder of Trust Preferred Securities or his or her broker, dealer, bank or trust company to the Depositary at one of its addresses set forth below.

                       The Depositary for the Offer is:

                    First Chicago Trust Company of New York
        By Mail:                   By Hand:              By Overnight
                                                           Courier:
   First Chicago Trust        First Chicago Trust        First Chicago
         Company                    Company              Trust Company
       of New York                of New York             of New York
   Tenders & Exchanges        Tenders & Exchanges          Tenders &
       Suite 4660          c/o The Depository Trust        Exchanges
      P.O. Box 2569                 Company               Suite 4680
 Jersey City, New Jersey   55 Water Street, DTC TAD     14 Wall Street,
       07303-2569          Vietnam Veterans Memorial       8th Floor
                                     Plaza            New York, New York
                           New York, New York 10041          10005

                                If by facsimile
                                 transmission:
                                 (For Eligible
                              Institutions only)
                                (201) 222-4720
                                      or
                                (201) 222-4721
                            Facsimile confirmation
                                    number:
                                (201) 222-4707


     Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of this Offer to Purchase and Consent Solicitation, the Letter of Transmittal and Consent or other tender offer or proxy materials may be directed to the Information Agent, and such copies will be furnished promptly at AT&T Capital's expense. Holders of Trust Preferred Securities may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.



                    The Information Agent for the Offer is:

                           Georgeson & Company Inc.

                               Wall Street Plaza
                           New York, New York 10005
                          (800) 223-2064 (toll free)
                        Banks and Brokers call collect:
                                (212) 440-9800

                     The Dealer Manager for the Offer is:

                              Merrill Lynch & Co.
                      World Financial Center-North Tower
                               250 Vesey Street
                         New York, New York 10281-1307
                         1 (888) ML4-TNDR (toll free)
                               (1-888-654-8637)